UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-02806

Exact name of registrant as specified in charter:	Delaware Group® Cash Reserve

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2023

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Investments Ultrashort Fund

March 31, 2023

Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Investments Ultrashort Fund at delawarefunds.com/literature.

Manage your account online

● Check your account balance and transactions

● View statements and tax forms

● Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware Investments Ultrashort Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of March 31, 2023, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Investments Ultrashort Fund	March 31, 2023 (Unaudited)
Performance preview (for the year ended March 31, 2023)
Delaware Investments Ultrashort Fund (Institutional Class shares)	1-year return	+2.19%
Delaware Investments Ultrashort Fund (Class A shares)	1-year return	+2.19%*
ICE BofA US 6-Month Treasury Bill Index (benchmark)	1-year return	+2.61%

Past performance does not guarantee future results.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

For complete, annualized performance for Delaware Investments Ultrashort Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks total return to the extent consistent with a relatively low volatility of principal.

Market review

Inflation and the US Federal Reserve’s aggressive and persistent efforts to tame it were the two major economic factors that affected financial markets during the Fund’s fiscal year ended March 31, 2023. After years of low inflation, consumer prices soared in 2021 and 2022, partly a result of central bank efforts during the pandemic to stimulate the economy via quantitative easing. That was compounded by commodities shortages created by the Russia-Ukraine War and global supply chain disruptions resulting from China’s zero-COVID policy.

The resilience of the US employment market, which remained tight even as the Fed aggressively raised interest rates to rein in inflation, made matters even more challenging. The Fed increased the federal funds target

Relative to our peers, we believe the Fund remains well positioned. In anticipation of a potential recession, we are slowly reducing our underweight in duration relative to the index. We could potentially go slightly long to take advantage of a pivot once the Fed shifts from raising interest rates to reducing them. We think being slightly long duration would potentially benefit the Fund when that change occurs. Presently, our intention is to move closer to neutral duration.

Portfolio management review

Delaware Investments Ultrashort Fund

rate eight times during the fiscal year by a total of 450 basis points (one basis point is a hundredth of a percentage point).

In August and September 2022, political chaos in the UK added to volatility in interest rates and currency markets. Although the crisis was short-lived, it created additional market turbulence. In December, China ended its zero-COVID policy, which changed investors’ expectations. As 2023 began, investors sensed a gradual decline in the rate of inflation, giving rise to optimism that central banks were approaching the end of their monetary tightening campaigns.

In March 2023, a US banking crisis unfolded with the collapse of Silicon Valley Bank. The resulting concern about US regional bank solvency and the safety of consumer deposits may lead to tighter financial conditions and could influence Fed monetary policy going forward.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Investments Ultrashort Fund posted a positive return but underperformed its benchmark, the ICE BofA US 6-Month Treasury Bill Index. The Fund’s Institutional Class shares gained 2.19%. The Fund’s Class A shares advanced 2.19% at net asset value and 0.18% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Fund’s benchmark gained 2.61%. Complete annualized performance for Delaware Investments Ultrashort Fund is shown in the table on page 4.

Given concerns about the slowing economy and widening credit spreads, we reduced allocations to corporate bonds and structured securities. We began positioning the Fund more defensively overall, allocating more money to US Treasury bills and high-quality commercial paper in an effort to insulate the Fund as much as possible from an economic downturn and the overall negative effect that could have on credit and spread products.

Among the key contributors to the Fund’s relative performance were investment grade corporate bonds, with a focus on short-duration, high-quality securities. Securitized products likewise contributed, including commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (MBS), and asset-backed securities (ABS). Sector allocation was the predominant reason for this, although positive security selection also modestly contributed.

The timing of that outperformance was notable in that we began to see spreads tighten in August and September 2022. After having taken advantage of this spread tightening, we looked to reduce exposure to some of those asset classes, which had performed well. Near the end of 2022, we assessed the relative value of these assets and sought to add to the Fund’s defensive posture.

Detractors from the Fund’s relative performance included lower-yielding US Treasury bills and money market instruments. Some of the repositioning into commercial paper was done for defensive purposes. In doing so, however, we had to sacrifice some yield since we reduced our exposure to several of the higher spread products.

At the end of the Fund’s fiscal year, we see both risks and opportunities. Risks include high sustained inflation levels and a possible economic recession that could lead to wide credit spreads. While we have tried to mitigate some of that spread exposure, the risk remains that yields on some assets that we own could potentially widen.

Another separate potential risk could be a possible rapid decline in interest rates in the event of a severe recession. The Fund has been modestly underweight in duration through most of 2022 given the aggressive rate increases the Fed implemented.

We think there may be an opportunity for sector rotation from some of the more defensive assets that the Fund holds into higher-yielding investment grade corporate bond opportunities that may arise if a recession does take hold in the latter half of 2023 and early 2024. In our view, confirmation of negative economic growth would be the catalyst, and our objective would be to incrementally add risk into potential spread widening.

In what was a challenging environment, the Fund’s performance within its peer group remained within the 50th percentile (the middle) for the year. For comparison purposes, some investment managers were more aggressive in taking on credit risk. Overall, we tried to balance the benefit of maximizing the incremental yield we could pick up by moving out the yield curve relative to the benchmark while we maintained a defensive duration position versus the index. This seemed prudent to us given the Fed’s ongoing monetary tightening actions. As it turned out, the most attractive portion of the yield curve was the 6- to 12-month segment.

Relative to our peers, we believe the Fund remains well positioned. In anticipation of a potential recession, we are slowly reducing our underweight in duration relative to the index. We could potentially go slightly long to take advantage of a pivot once the Fed shifts from raising interest rates to reducing them. We think being slightly long duration would potentially benefit the Fund when that change occurs. Presently, our intention is to move closer to neutral duration.

Performance summary

Delaware Investments Ultrashort Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. March 10, 1988)*
Excluding sales charge	+2.19%**	+1.51%	+0.97%	—
Including sales charge	+0.18%	+1.10%	+0.77%	—
Class C (Est. November 28, 1995)
Excluding sales charge	+2.19%	+1.51%	+0.97%	—
Including sales charge	+1.19%	+1.51%	+0.97%	—
Class L (Est. June 30, 1978)*
Excluding sales charge	+2.19%	+1.53%	+0.98%	—
Including sales charge	+2.19%	+1.53%	+0.98%	—
Institutional Class (Est. January 5, 2016)
Excluding sales charge	+2.19%	+1.53%	—	+1.36%
Including sales charge	+2.19%	+1.53%	—	+1.36%
ICE BofA US 6-Month Treasury Bill Index	+2.61%	+1.56%	+1.02%	—

*In conjunction with the conversion, Class A shares became Class L shares and Consultant Class shares became Class A shares.

**Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 2.00%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed. A sales load was not applicable for periods prior to January 5, 2016 for Class A and Class C shares.

The Fund’s distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Fund’s Class A and Class C shares’ 12b-1 fee to 0.00% of the respective share class’s average daily net assets, as described in the most recent prospectus. See Note 2 in “Notes to financial statements” for additional details.

Class L shares are available only to Fund shareholders who held Class A shares of the Fund prior to the conversion of the Fund. Class L shares are closed to all additional purchases.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance summary

Delaware Investments Ultrashort Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class L	Institutional Class
Total annual operating expenses (without fee waivers)	0.94%	1.69%	0.69%	0.69%
Net expenses (including fee waivers, if any)	0.40%	0.40%	0.40%	0.40%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

Class A shares

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
ICE BofA US 6-Month Treasury Bill Index	$10,000	$11,068
Delaware Investments Ultrashort Fund – Class A shares	$9,800	$10,798

Institutional Class shares

For the period January 5, 2016 (inception date) through March 31, 2023

	Starting value	Ending value
Delaware Investments Ultrashort Fund – Institutional Class shares	$10,000	$11,026
ICE BofA US 6-Month Treasury Bill Index	$10,000	$11,015

Performance summary

Delaware Investments Ultrashort Fund

The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on March 31, 2013, and includes the effect of a 2.00% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the ICE BofA US 6-Month Treasury Bill Index as of March 31, 2013.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on January 5, 2016, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the ICE BofA US 6-Month Treasury Bill Index as of December 31, 2015.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The ICE BofA US 6-Month Treasury Bill Index tracks the performance of US Treasury bills with a maturity of six months. The index comprises a single Treasury issue purchased at the beginning of the month, which is then sold at the end of the month and rolled into a newly selected issue that matures closest to, but not beyond, six months from the transaction date (known as the rebalancing date).

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DLTAX	245910609
Class C	DLTCX	245910708
Class L	DLTLX	245910807
Institutional Class	DULTX	245910500

Disclosure of Fund expenses

For the six-month period from October 1, 2022 to March 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2022 to March 31, 2023.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from October 1, 2022 to March 31, 2023 (Unaudited)

Delaware Investments Ultrashort Fund

Expense analysis of an investment of $1,000

	Beginning Account Value	Ending Account Value	Annualized	Expenses Paid During Period
	10/1/22	3/31/23	Expense Ratio	10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,019.80	0.40%	$2.01
Class C	1,000.00	1,019.80	0.40%	2.01
Class L	1,000.00	1,020.80	0.40%	2.02
Institutional Class	1,000.00	1,019.70	0.40%	2.01
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,022.94	0.40%	$2.02
Class C	1,000.00	1,022.94	0.40%	2.02
Class L	1,000.00	1,022.94	0.40%	2.02
Institutional Class	1,000.00	1,022.94	0.40%	2.02

*“Expenses Paid During Period” are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

Security type / sector allocations

Delaware Investments Ultrashort Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.24%
Agency Commercial Mortgage-Backed Securities	5.52%
Collateralized Debt Obligations	1.12%
Corporate Bonds	11.18%
Banking	1.90%
Capital Goods	0.69%
Communications	0.86%
Consumer Cyclical	0.86%
Electric	1.04%
Energy	1.72%
Insurance	1.87%
Real Estate Investment Trusts	0.86%
Technology	1.38%
Non-Agency Asset-Backed Securities	18.71%
Commercial Papers	45.53%
Short-Term Investments	17.74%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%

Schedule of investments

Delaware Investments Ultrashort Fund	March 31, 2023
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.24%
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2021-HQA1 M1 144A 5.26% (SOFR + 0.70%) 8/25/33 #, •	4,493	$4,492
Series 2021-HQA2 M1 144A 5.26% (SOFR + 0.70%) 12/25/33 #, •	342,936	340,918
Total Agency Collateralized Mortgage Obligations (cost $347,430)		345,410

Agency Commercial Mortgage-Backed Securities — 5.52%
FREMF Mortgage Trust
Series 2013-K34 B 144A 3.734% 9/25/46 #, •	2,430,000	2,408,389
Series 2013-K34 C 144A 3.734% 9/25/46 #, •	2,500,000	2,475,466
Series 2013-K35 C 144A 3.933% 12/25/46 #, •	910,000	900,419
Series 2017-K724 B 144A 3.498% 12/25/49 #, •	1,500,000	1,472,212
Series 2017-K729 B 144A 3.673% 11/25/49 #, •	750,000	725,605
Total Agency Commercial Mortgage-Backed Securities (cost $8,023,509)		7,982,091

Collateralized Debt Obligations — 1.12%
Ares LVIII CLO Series 2020-58A XR 144A 5.408% (SOFR + 0.75%, Floor 0.75%) 1/15/35 #, •	428,571	428,539
Dryden 83Series 2020-83A X 144A 5.545% (LIBOR03M + 0.75%, Floor 0.75%) 1/18/32 #, •	800,000	799,809
Symphony Series 2020-24A X 144A 5.615% (LIBOR03M + 0.80%, Floor 0.80%) 1/23/32 #, •	400,000	399,898
Total Collateralized Debt Obligations (cost $1,628,571)		1,628,246

Corporate Bonds — 11.18%
Banking — 1.90%
Fifth Third Bancorp 1.625% 5/5/23	1,500,000	1,494,080
Goldman Sachs Group 6.553% (LIBOR03M + 1.60%) 11/29/23 •	1,250,000	1,254,567
		2,748,647
Capital Goods — 0.69%
Teledyne Technologies 0.65% 4/1/23	1,000,000	1,000,000
		1,000,000
Communications — 0.86%
Verizon Communications 5.964% (LIBOR03M + 1.10%) 5/15/25 •	1,250,000	1,252,930
		1,252,930

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical — 0.86%
General Motors Financial 5.559% (SOFR + 0.76%)3/8/24 •	1,250,000	$1,240,871
		1,240,871
Electric — 1.04%
Southern California Edison 0.70% 4/3/23	1,500,000	1,500,000
		1,500,000
Energy — 1.72%
Chevron 1.141% 5/11/23	1,500,000	1,494,270
Pioneer Natural Resources 0.55% 5/15/23	1,000,000	994,466
		2,488,736
Insurance — 1.87%
Athene Global Funding 144A 5.459% (SOFR + 0.70%) 5/24/24 #, •	1,490,000	1,466,923
Brighthouse Financial Global Funding 144A 5.326% (SOFR + 0.76%) 4/12/24 #, •	1,250,000	1,234,606
		2,701,529
Real Estate Investment Trusts — 0.86%
Public Storage 5.091% (SOFR + 0.47%) 4/23/24 •	1,250,000	1,244,329
		1,244,329
Technology — 1.38%
Apple 0.75% 5/11/23	2,000,000	1,991,875
		1,991,875
Total Corporate Bonds (cost $16,248,718)		16,168,917

Non-Agency Asset-Backed Securities — 18.71%
Avis Budget Rental Car Funding AESOP Series 2019-2A A 144A 3.35% 9/22/25 #	300,000	291,818
BMW Vehicle Lease Trust Series 2022-1 A3 1.10% 3/25/25	2,000,000	1,950,066
CARDS II Trust Series 2021-1A A 144A 0.602% 4/15/27 #	2,000,000	1,909,834
CarMax Auto Owner Trust Series 2021-2 A3 0.52% 2/17/26	2,429,696	2,343,710
Dell Equipment Finance Trust
Series 2021-2 A2 144A 0.33% 12/22/26 #	265,502	264,291
Series 2022-1 A2 144A 2.11% 8/23/27 #	525,841	520,911
Enterprise Fleet Financing
Series 2020-2 A2 144A 0.61% 7/20/26 #	717,100	703,829
Series 2021-3 A2 144A 0.77% 8/20/27 #	670,655	643,279

Schedule of investments

Delaware Investments Ultrashort Fund

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Enterprise Fleet Financing
Series 2022-4 A2 144A 5.76% 10/22/29 #	1,250,000	$1,258,580
Ford Credit Auto Owner Trust Series 2020-B A4 0.79% 11/15/25	3,055,000	2,950,260
GMF Floorplan Owner Revolving Trust Series 2020-1 A 144A 0.68% 8/15/25 #	2,000,000	1,965,569
Harley-Davidson Motorcycle Trust Series 2023-A A2B 5.088% (SOFR + 0.53%) 6/15/26 •	1,250,000	1,250,414
Honda Auto Receivables Owner Trust Series 2021-1 A3 0.27% 4/21/25	823,942	801,458
Hyundai Auto Lease Securitization Trust Series 2021-A B 144A 0.61% 10/15/25 #	1,500,000	1,478,694
Hyundai Auto Receivables Trust Series 2022-A A2A 1.81% 2/18/25	1,058,642	1,044,909
John Deere Owner Trust 2022Series 2022-A A2 1.90% 11/15/24	963,708	956,732
JPMorgan Chase Bank Series 2020-2 B 144A 0.84% 2/25/28 #	344,372	337,468
Master Credit Card Trust Series 2021-1A A 144A 0.53% 11/21/25 #	1,500,000	1,423,224
Nissan Auto Lease Trust Series 2021-A A3 0.52% 8/15/24	1,137,430	1,119,866
OCCU Auto Receivables Trust Series 2022-1A A1 144A 4.12% 10/15/23 #	226,919	226,825
Tesla Auto Lease Trust Series 2021-B A2 144A 0.36% 9/22/25 #	901,195	890,256
Toyota Auto Receivables Owner Trust Series 2023-A A3 4.63% 9/15/27	1,500,000	1,498,675
Verizon Owner Trust Series 2020-A B 1.98% 7/22/24	1,240,000	1,237,557
Total Non-Agency Asset-Backed Securities (cost $27,257,237)		27,068,225

Commercial Papers — 45.53%
Brokerage — 6.15%
BofA Securities
4.661% 4/17/23	1,500,000	1,496,544
5.154% 8/15/23	2,000,000	1,960,887
Citigroup Global Markets Inc.
4.778% 5/8/23	300,000	298,419
5.502% 8/1/23	1,170,000	1,149,289
NATL Sec Clearing Corp 4.199% 4/10/23	4,000,000	3,994,649
		8,899,788

	Principal amount°	Value (US $)
Commercial Papers (continued)
Consumer Cyclical — 3.45%
American Honda Finance Corporation
5.003%4/11/23	2,000,000	$1,997,250
5.006%4/10/23	2,000,000	1,997,128
5.054%5/16/23	1,000,000	993,114
		4,987,492
Finance Companies — 1.70%
Toyota Industries Commercial Finance
4.941%8/15/23	1,500,000	1,470,928
5.024%7/20/23	1,000,000	984,395
		2,455,323
Financials — 34.23%
Bank Of Montreal 5.213% 7/12/23	1,000,000	985,654
Bank Of Nova Scotia 5.086% 7/11/23	1,000,000	985,473
BNP Paribas (New York Branch) 5.357% 11/20/23	1,000,000	966,662
BPCE 5.378% 7/18/23	1,500,000	1,476,983
Cooperatieve Rabobank (New York Branch)
5.128%10/20/23	1,250,000	1,213,855
5.129%7/5/23	1,000,000	986,875
Credit Agricole Cib (New York)
5.183%9/8/23	3,000,000	2,930,730
5.303%7/21/23	1,550,000	1,525,383
DZ Bank (Ny Branch) 4.772% 4/3/23	400,000	399,894
HSBC USA 5.357% 6/14/23	2,363,000	2,338,164
ING US Funding
5.147%8/4/23	2,150,000	2,111,404
5.478%10/16/23	1,500,000	1,457,240
JP Morgan Securities
4.396%4/6/23	2,000,000	1,998,382
4.465%6/16/23	2,500,000	2,473,494
5.098%5/8/23	1,000,000	994,840
Lloyds Bank Corporate Markets
4.403%4/20/23	2,500,000	2,493,290
5.569%7/31/23	1,500,000	1,474,233
National Bank Of Canada 5.203% 5/30/23	2,350,000	2,331,024
Natixis
5.238%9/11/23	5,000,000	4,882,216
5.35%9/1/23	1,500,000	1,466,916
Royal Bank of Canada 5.144% 7/5/23	1,000,000	986,701
Royal Bank Of Canada 5.198% 5/1/23	1,500,000	1,493,791

Schedule of investments

Delaware Investments Ultrashort Fund

	Principal amount°	Value (US $)
Commercial Papers (continued)
Financials (continued)
Societe Generale
5.379%7/17/23	1,500,000	$1,476,568
5.555%8/9/23	1,500,000	1,471,349
Toronto-Dominion
5.139%5/2/23	2,000,000	1,991,445
5.304%7/17/23	2,000,000	1,969,358
5.613% 8/23/23	1,000,000	979,338
Westpac Banking Corporation
4.69%9/13/23	1,250,000	1,220,402
5.182%6/29/23	1,500,000	1,480,954
5.284%11/15/23	1,000,000	967,647
		49,530,265
Total Commercial Papers (cost $65,894,695)		65,872,868
	Number of shares
Short-Term Investments — 17.74%
Money Market Mutual Funds — 0.02%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	8,906	8,906
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	8,907	8,907
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	8,907	8,907
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	8,907	8,907
		35,627
	Principal amount°
US Treasury Obligations — 17.72%
US Treasury Bill
4.69% 9/21/23^	10,000,000	9,777,969

	Principal amount°	Value (US $)
4.71% 7/6/23^	16,050,000	$15,855,651
		25,633,620
Total Short-Term Investments (cost $25,668,139)		25,669,247
Total Value of Securities—100.04% (cost $145,068,299)		$144,735,004
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $24,571,854, which represents 16.98% of the Fund's net assets. See Note 8 in “Notes to financial statements."
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

BNP – BNP Paribas

CLO – Collateralized Loan Obligation

FREMF – Freddie Mac Multifamily

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

NATL – Insured by National Public Finance Guarantee Corporation

REMIC – Real Estate Mortgage Investment Conduit

SOFR – Secured Overnight Financing Rate

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Investments Ultrashort Fund	March 31, 2023
Assets:
Investments, at value*	$144,735,004
Interest receivable	148,905
Receivable for fund shares sold	113,726
Prepaid expenses	52,637
Other assets	555
Total Assets	145,050,827
Liabilities:
Payable for fund shares redeemed	295,445
Other accrued expenses	64,461
Administration expenses payable to affiliates	10,213
Distribution payable	6,738
Investment management fees payable to affiliates	2,142
Total Liabilities	378,999
Total Net Assets	$144,671,828

Net Assets Consist of:
Paid-in capital	$145,421,203
Total distributable earnings (loss)	(749,375)
Total Net Assets	$144,671,828

Net Asset Value Class A:
Net assets	$88,545,428
Shares of beneficial interest outstanding, unlimited authorization, no par	8,931,751
Net asset value per share	$9.91
Sales charge	2.00%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$10.11

Class C:
Net assets	$5,448,006
Shares of beneficial interest outstanding, unlimited authorization, no par	549,542
Net asset value per share	$9.91

Class L:
Net assets	$36,133,093
Shares of beneficial interest outstanding, unlimited authorization, no par	3,643,904
Net asset value per share	$9.92

Institutional Class:
Net assets	$14,545,301
Shares of beneficial interest outstanding, unlimited authorization, no par	1,466,452
Net asset value per share	$9.92

*Investments, at cost	$145,068,299

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Investments Ultrashort Fund	Year ended March 31, 2023
Investment Income:
Interest	$3,794,780
Dividends	7,324
3,802,104
Expenses:
Management fees	366,012
Distribution expenses — Class A	177,908
Distribution expenses — Class C	54,371
Dividend disbursing and transfer agent fees and expenses	83,216
Registration fees	60,010
Accounting and administration expenses	53,953
Audit and tax fees	34,993
Reports and statements to shareholders expenses	31,598
Legal fees	19,874
Custodian fees	4,504
Trustees’ fees and expenses	3,340
Other	29,164
918,943
Less expenses waived	(198,353)
Less waived distribution expenses — Class A	(177,908)
Less waived distribution expenses — Class C	(54,371)
Less expenses paid indirectly	(234)
Total operating expenses	488,077

Net Investment Income (Loss)	3,314,027
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(33,621)
Net change in unrealized appreciation (depreciation) on investments	(4,431)
Net Realized and Unrealized Gain (Loss)	(38,052)
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,275,975

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments Ultrashort Fund

	Year ended
	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,314,027	$174,800
Net realized gain (loss)	(33,621)	36,909
Net change in unrealized appreciation (depreciation)	(4,431)	(506,655)
Net increase (decrease) in net assets resulting from operations	3,275,975	(294,946)
Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(2,011,139)	(135,118)
Class C	(132,860)	(23,018)
Class L	(875,615)	(175,611)
Institutional Class	(241,121)	(16,255)
	(3,260,735)	(350,002)
Capital Share Transactions:
Proceeds from shares sold:
Class A	122,032,688	15,699,399
Class C	4,271,779	1,430,599
Class L	2,787	4,345
Institutional Class	18,142,376	941,794
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,961,332	133,363
Class C	132,103	22,898
Class L	862,351	171,778
Institutional Class	239,916	15,988
	147,645,332	18,420,164

Statements of changes in net assets

Delaware Investments Ultrashort Fund

	Year ended
	3/31/23	3/31/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(68,149,878)	$(19,081,490)
Class C	(4,064,891)	(2,310,661)
Class L	(4,691,350)	(4,215,056)
Institutional Class	(6,727,139)	(2,370,690)
	(83,633,258)	(27,977,897)
Increase (decrease) in net assets derived from capital share transactions	64,012,074	(9,557,733)
Net Increase (Decrease) in Net Assets	64,027,314	(10,202,681)
Net Assets:
Beginning of year	80,644,514	90,847,195
End of year	$144,671,828	$80,644,514

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Financial highlights

Delaware Investments Ultrashort Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$9.94	$10.01	$9.75	$9.99	$9.96

0.27	0.02	0.07	0.22	0.22
(0.07)	(0.05)	0.26	(0.24)	0.03
0.20	(0.03)	0.33	(0.02)	0.25

(0.23)	(0.04)	(0.07)	(0.22)	(0.22)
—	—	—	—	—
(0.23)	(0.04)	(0.07)	(0.22)	(0.22)

$9.91	$9.94	$10.01	$9.75	$9.99

2.09%	(0.29)%	3.42%	(0.21)%	2.59%

$88,546	$32,607	$36,109	$15,718	$12,169
0.40%	0.40%	0.40%	0.40%	0.40%
0.81%	0.94%	0.97%	0.97%	0.97%
2.72%	0.21%	0.66%	2.21%	2.24%
2.31%	(0.33)%	0.09%	1.64%	1.67%
72%	53%	83%	82%	53%

Financial highlights

Delaware Investments Ultrashort Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$9.93	$10.01	$9.75	$9.99	$9.96

0.27	0.02	0.07	0.22	0.22
(0.06)	(0.06)	0.26	(0.24)	0.03
0.21	(0.04)	0.33	(0.02)	0.25

(0.23)	(0.04)	(0.07)	(0.22)	(0.22)
—	—	—	—	—
(0.23)	(0.04)	(0.07)	(0.22)	(0.22)

$9.91	$9.93	$10.01	$9.75	$9.99

2.19%	(0.39)%	3.42%	(0.21)%	2.59%

$5,448	$5,117	$6,015	$7,364	$7,386
0.40%	0.40%	0.40%	0.40%	0.40%
1.56%	1.69%	1.72%	1.72%	1.72%
2.72%	0.21%	0.66%	2.21%	2.24%
1.56%	(1.08)%	(0.66)%	0.89%	0.92%
72%	53%	83%	82%	53%

Financial highlights

Delaware Investments Ultrashort Fund Class L

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]
Ratios to average net assets:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

		Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$9.94	$10.01	$9.75	$9.99	$9.96

0.27	0.02	0.07	0.22	0.22
(0.06)	(0.05)	0.26	(0.24)	0.03
0.21	(0.03)	0.33	(0.02)	0.25

(0.23)	(0.04)	(0.07)	(0.22)	(0.22)
—	—	—	—	—
(0.23)	(0.04)	(0.07)	(0.22)	(0.22)
$9.92	$9.94	$10.01	$9.75	$9.99

2.19%	(0.29)%	3.42%	(0.21)%	2.59%

$36,133	$40,047	$44,409	$46,517	$51,512
0.40%	0.40%	0.40%	0.40%	0.40%
0.56%	0.69%	0.72%	0.72%	0.72%
2.72%	0.21%	0.66%	2.21%	2.24%
2.56%	(0.08)%	0.34%	1.89%	1.92%
72%	53%	83%	82%	53%

Financial highlights

Delaware Investments Ultrashort Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

		Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$9.94	$10.02	$9.75	$9.99	$9.96

0.27	0.02	0.07	0.22	0.22
(0.06)	(0.06)	0.27	(0.24)	0.03
0.21	(0.04)	0.34	(0.02)	0.25

(0.23)	(0.04)	(0.07)	(0.22)	(0.22)
—	—	—	—	—
(0.23)	(0.04)	(0.07)	(0.22)	(0.22)

$9.92	$9.94	$10.02	$9.75	$9.99

2.19%	(0.39)%	3.52%	(0.21)%	2.59%

$14,545	$2,874	$4,314	$4,053	$1,869
0.40%	0.40%	0.40%	0.40%	0.40%
0.56%	0.69%	0.72%	0.72%	0.72%
2.72%	0.21%	0.66%	2.21%	2.24%
2.56%	(0.08)%	0.34%	1.89%	1.92%
72%	53%	83%	82%	53%

Notes to financial statements

Delaware Investments Ultrashort Fund	March 31, 2023

Delaware Group® Cash Reserve (Trust) is organized as a Delaware statutory trust and offers one series, Delaware Investments Ultrashort Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class L, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 2.00%. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class L and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken or expected to be taken on the Fund's federal income tax returns through the year ended March 31, 2023, and for all open tax years (years ended March 31, 2020 – March 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended March 31, 2023, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, at least annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Notes to financial statements

Delaware Investments Ultrashort Fund

1. Significant Accounting Policies (continued)

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.30% on average daily net assets of the Fund.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.40% of the Fund’s average daily net assets from April 1, 2022 through March 31, 2023.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended March 31, 2023, the Fund paid $11,936 for these services.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Fund security trades on its behalf and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended March 31, 2023, the Fund paid $27,043 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub- transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% and 1.00% of the average daily net assets of the Class A and Class C shares, respectively. The fees are calculated daily and paid monthly. Class L and Institutional Class shares do not pay 12b-1 fees. DDLP has contracted to limit the 12b-1 fees to 0.00% of average daily net assets for Class A and Class C shares from April 1, 2022 through March 31, 2023.*

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended March 31, 2023, the Fund paid $7,457 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended March 31, 2023, DDLP earned $5,103 for commissions on sales of the Fund’s Class A shares. For the year ended March 31, 2023, DDLP received gross CDSC commissions of $4,163 and $365 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based

Notes to financial statements

Delaware Investments Ultrashort Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from July 29, 2021 through July 29, 2023.

3. Investments

For the year ended March 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$36,023,355
Sales	34,309,211

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$145,068,299
Aggregate unrealized appreciation of investments	$ 38,505
Aggregate unrealized depreciation of investments	(371,800)
Net unrealized depreciation of investments	$ (333,295)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of March 31, 2023:

	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$345,410	$345,410
Agency Commercial Mortgage-Backed Securities	—	7,982,091	7,982,091
Collateralized Debt Obligations	—	1,628,246	1,628,246
Commercial Papers	—	65,872,868	65,872,868
Corporate Bonds	—	16,168,917	16,168,917
Non-Agency Asset-Backed Securities	—	27,068,225	27,068,225
Short-Term Investments	35,627	25,633,620	25,669,247
Total Value of Securities	$35,627	$144,699,377	$144,735,004

During the year ended March 31, 2023, there were no transfers into or out of Level 3 investments. The Fund's policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund's net assets. During the year ended March 31, 2023, there were no Level 3 investments.

Notes to financial statements

Delaware Investments Ultrashort Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2023 and 2022 were as follows:

	Year ended
	3/31/23	3/31/22
Ordinary income	$3,260,735	$350,002
Total	$3,260,735	$350,002

5. Components of Net Assets on a Tax Basis

As of March 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$145,421,203
Undistributed ordinary income	66,692
Qualified late year loss deferrals	(1)
Distributions payable	(6,738)
Capital loss carryforwards	(476,033)
Net unrealized appreciation of investments and foreign currencies	(333,295)
Net assets	$144,671,828

There are no differences between book basis and tax basis components of net assets.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2023, the Fund has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total
$467,124	$8,909	$476,033

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2023, the Fund had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	3/31/23	3/31/22
Shares sold:
Class A	12,335,388	1,573,355
Class C	431,681	143,296
Class L	203	435
Institutional Class	1,832,159	94,343

Shares issued upon reinvestment of dividends and distributions:
Class A	198,134	13,342
Class C	13,345	2,291
Class L	87,074	17,184
Institutional Class	24,210	1,599
	14,922,194	1,845,845
Shares redeemed:
Class A	(6,883,810)	(1,911,293)
Class C	(410,560)	(231,412)
Class L	(473,737)	(422,128)
Institutional Class	(679,049)	(237,505)
	(8,447,156)	(2,802,338)
Net increase (decrease)	6,475,038	(956,493)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the "Statements of changes in net assets." For the years ended March 31, 2023 and 2022, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Class L Shares	Class A Shares	Institutional Class Shares	Value
Year ended
3/31/23	458,878	153,509	4,678	153,588	463,794	$6,116,171
Year ended
3/31/22	1,445	3,085	—	3,085	1,445	45,309

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares.

Notes to financial statements

Delaware Investments Ultrashort Fund

7. Line of Credit (continued)

Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Fund had no amounts outstanding as of March 31, 2023, or at any time during the year then ended.

8. Credit and Market Risks

The global outbreak of COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak, its full economic impact and ongoing effects at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund's performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average, which are also the subject of recent reform.

The Fund is subject to prepayment risk, which is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest up to 5% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 5% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

9.  Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

10.  Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024.

Notes to financial statements

Delaware Investments Ultrashort Fund

10. Recent Accounting Pronouncements (continued)

ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2022-06, but does not believe there will be a material impact.

11.	New Regulatory Pronouncement

In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and exchange-traded funds (ETFs); and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.

12.	Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2023, that would require recognition or disclosure in the Fund's financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Cash Reserve and Shareholders of Delaware Investments Ultrashort Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Investments Ultrashort Fund (one of the funds constituting Delaware Group® Cash Reserve, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 9, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)

Delaware Investments Ultrashort Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund.

Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2023, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
Total Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Fund's total distributions.

For the fiscal year ended March 31, 2023, certain distributions paid by the Fund, determined to be from Qualified Interest Income may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2023, the Fund has reported maximum distributions of Qualified Interest Income of $3,100,401.

The percentage of the ordinary dividends reported by the Fund is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.00%.

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	117	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D. Abernathy 100 Independence 610Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	117	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	117	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	117	Private Investor (2011–Present) State Street Bank and Trust Company (1996-2011) -Executive Vice President of Enterprise Risk Management and Emerging Economies Strategy; and Chief Risk and Corporate Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	117	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	117	Drexel University -President (2010–Present)	Federal Reserve Bank of Philadelphia (2020–Present) Kresge Foundation (2018-Present) FS Credit Real Estate Income Trust, Inc. (2018–Present) vTv Therapeutics Inc. (2017–Present) Community Health Systems (2004–Present) Drexel Morgan & Co. (2015–2019)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	117	University of Oklahoma -President (2020–Present) -Interim President (2019–2020) -Vice President and Dean, College of Law (2010–2019) Brookhaven Investments LLC (commercial enterprises) -Managing Member (2019–Present) St. Clair, LLC (commercial enterprises) -Managing Member (2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	117	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc. (2021-Present) Sera Prognostics Inc. (biotechnology) (2021-Present) Recology (resource recovery) (2021-Present) Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present) National Association of Corporate Directors (2017-Present) American Shared Hospital Services (medical device) (2017-2021) Ivy Funds Complex (2019-2021)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	117	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Florida Chapter of National Association of Corporate Directors (2021-Present) Callon Petroleum Company (2019-Present) Camden Property Trust (2011-Present) New Senior Investment Group Inc. (2021) Carrizo Oil & Gas, Inc. (2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	117	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	117	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present) Capital Z Asset Management -Chief Executive Officer (2008-2009) California Public Employees' Retirement System (CalPERS) -Senior Investment Officer of Global Equity (2002-2008)	The Merger Fund (2013–2021), The Merger Fund VL (2013–2021), WCM Alternatives: Event-Driven Fund (2013–2021), and WCM Alternatives: Credit Event Fund (2017–2021) Grange Insurance (2013–Present) H&R Block Corporation (2008–2022) International Securities Exchange (2010-2018) Vassar College Trustee (2006-2018)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	117	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)

Officers
David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	117	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	117	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	117	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None
[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Asset Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.        An understanding of generally accepted accounting principles and financial statements;

b.        The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.        Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.        An understanding of internal controls and procedures for financial reporting; and

e.        An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.        Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.        Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.        Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.        Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs
Sandra A.J. Lawrence
Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $31,765 for the fiscal year ended March 31, 2023.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $29,142 for the fiscal year ended March 31, 2022.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $6,260 for the fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,850 for the fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2023.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $9,044,000 for the registrant’s fiscal years ended March 31, 2023 and March 31, 2022, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)       Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® CASH RESERVE

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 9, 2023

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 9, 2023